ORDINARY SHARES

HL 1836

HOLLYSYS AUTOMATION TECHNOLOGIES LTD.

ORDINARY SHARES

SPECIMEN

INCORPORATED UNDER THE LAWS
OF THE BRITISH VIRGIN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 645667 10 5

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF ORDINARY SHARES, $0.001 PAR VALUE, OF

HOLLYSYS AUTOMATION TECHNOLOGIES LTD.

transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to the laws of the British Virgin Islands and to the provisions of the Memorandum and Articles of Association of the Company as now or hereafter amended, to all of which the holder of this certificate, by acceptance hereof, assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Company has caused this certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: SPECIMEN

Charli Way

PRESIDENT AND CHIEF EXECUTIVE OFFICER

HOLLYSYS AUTOMATION TECHNOLOGIES LTD.
CORPORATE
SEAL
2006
BRITISH VIRGIN ISLANDS

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

SPECIMEN

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

____
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN "RIGHTS" AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN HOLLYSYS AUTOMATION TECHNOLOGIES LTD. (THE "COMPANY") AND CONTINENTAL STOCK TRANSFER AND TRUST COMPANY (THE "RIGHTS AGENT") DATED AS OF SEPTEMBER 27, 2010 (THE "RIGHTS AGREEMENT"). THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS "BENEFICIALLY OWNED" BY "ACQUIRING PERSONS" (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR CERTAIN RELATED PARTIES, AS WELL AS SUBSEQUENT HOLDERS OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

LEG C220A